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                                                                  EXHIBIT (e)(2)

                                                          Platinum Investor PLUS
                                               Variable Universal Life Insurance
                                                        Supplemental Application

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THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, ("USL")
Member of American International Group, Inc.
Home Office: 830 Third Avenue, New York, NY 10022 . Administrative Center: P.O. Box 4880, Houston, TX 77210-4880
(This supplement must accompany the appropriate application for life insurance.)

NOTICE: The amount or the duration of the Death Benefit Proceeds and the Accumulation Value provided by the policy when based on the investment experience of a Separate Account, are variable, may increase or decrease, and not guaranteed as to the fixed dollar amount. Upon the owner's written request, USL will provide an illustration of the benefits and values of the policy, including the Death Benefits and the Accumulation Values.

The supplement and the application will be attached to and made a part of the policy.

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APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIFE OF
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         ---------------------------------------------------------------------- ---------------------------------------------------
         Name of proposed insured                                               Date of application for life insurance

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INITIAL ALLOCATION PERCENTAGES
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INVESTMENT OPTIONS          In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the
                            "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.
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                                    PREMIUM      DEDUCTION                                           PREMIUM      DEDUCTION
                                   ALLOCATION   ALLOCATION                                          ALLOCATION   ALLOCATION
                                   ----------   ----------                                          ----------   ----------
AIM VARIABLE INSURANCE FUNDS                                     NEUBERGER BERMAN ADVISERS
AIM V.I. International                                            MANAGEMENT TRUST
 Growth Division (316)              ______%      ______%         Mid-Cap Growth Division (342)       ______%      ______%
AIM V.I. Premier
 Equity Division (317)              ______%      ______%         OPPENHEIMER VARIABLE
                                                                  ACCOUNT FUNDS
THE ALGER AMERICAN FUND                                          Oppenheimer Global
Alger American Leveraged                                          Securities Division (365)          ______%      ______%
 AllCap Division (368)              ______%      ______%         Oppenheimer Multiple
Alger American MidCap                                             Strategies Division (364)          ______%      ______%
 Growth Division (367)              ______%      ______%
                                                                 PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE                                        PIMCO Real Return Division (344)    ______%      ______%
 PORTFOLIOS, INC.                                                PIMCO Short-Term Division (343)     ______%      ______%
VP Value Division (318)             ______%      ______%         PIMCO Total Return Division (345)   ______%      ______%

CREDIT SUISSE TRUST                                              PUTNAM VARIABLE TRUST
Small Cap Growth Division (356)     ______%      ______%         Putnam VT Diversified
                                                                  Income Division (346)              ______%      ______%
DREYFUS INVESTMENT                                               Putnam VT Growth and
 PORTFOLIOS                                                       Income Division (347)              ______%      ______%
MidCap Stock Division (329)         ______%      ______%         Putnam VT Int'l Growth and
                                                                  Income Division (348)              ______%      ______%
DREYFUS VARIABLE
 INVESTMENT FUND                                                 SUNAMERICA SERIES TRUST
Quality Bond Division (327)         ______%      ______%         SunAmerica Balanced Division (360)  ______%      ______%
Developing Leaders Division (328)   ______%      ______%         Aggressive Growth Division (361)    ______%      ______%

FIDELITY VARIABLE INSURANCE                                      THE UNIVERSAL INSTITUTIONAL
 PRODUCTS FUND                                                    FUNDS, INC.
VIP Asset Manager Division (333)    ______%      ______%         Equity Growth Division (351)        ______%      ______%
VIP Contrafund Division (332)       ______%      ______%         High Yield Division (352)           ______%      ______%
VIP Equity-Income Division (330)    ______%      ______%
VIP Growth Division (331)           ______%      ______%         VALIC COMPANY I
VIP Mid Cap Division (362)          ______%      ______%         International Equities
                                                                  Division (319)                     ______%      ______%
FRANKLIN TEMPLETON VARIABLE                                      Mid Cap Index Division (320)        ______%      ______%
 INSURANCE PRODUCTS TRUST                                        Money Market I Division (321)       ______%      ______%
Franklin Small Cap Value                                         Nasdaq-100 Index Division (322)     ______%      ______%
 Securities Division (363)          ______%      ______%         Science & Technology Division (325) ______%      ______%
Franklin U.S. Government                                         Small Cap Index Division (324)      ______%      ______%
 Division (357)                     ______%      ______%         Stock Index Division (323)          ______%      ______%
Mutual Shares Securities
 Division (358)                     ______%      ______%         VANGUARD VARIABLE INSURANCE FUND
Templeton Foreign                                                High Yield Bond Division (353)      ______%      ______%
 Securities Division (359)          ______%      ______%         REIT Index Division (354)           ______%      ______%

JANUS ASPEN SERIES                                               VAN KAMPEN LIFE INVESTMENT TRUST
Aggressive Growth                                                Growth & Income Division (355)      ______%      ______%
 Division (336)                     ______%      ______%
International Growth
 Division (334)                     ______%      ______%         USL DECLARED FIXED INTEREST
Worldwide Growth                                                  ACCOUNT (301)                      ______%      ______%
 Division (335)                     ______%      ______%         OTHER: ___________________________  ______%      ______%
                                                                                                      100%          100%
J.P. MORGAN SERIES
 TRUST II
JPMorgan Mid Cap
 Value Division (366)               ______%      ______%
JPMorgan Small
 Company Division (337)             ______%      ______%

MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities
 Division (340)                     ______%      ______%
MFS Emerging Growth
 Division (338)                     ______%      ______%
MFS New Discovery
 Division (341)                     ______%      ______%
MFS Research Division (339)         ______%      ______%

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AGLC 100175-33                                                       Page 1 of 3

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DOLLAR COST AVERAGING
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DOLLAR COST       ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money Market I
AVERAGING         Division and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
                  Averaging option.

                  Day of the month for transfers:                         (Choose a day of the month between 1-28.)
                  -------------------------------------------------       -----------------------------------------

                  Frequency of transfers:     [ ] Monthly     [ ] Quarterly     [ ] Semiannually     [ ] Annually
                  -------------------------   -------------   ---------------   ------------------   --------------
                  Transfer $                                              $100 MINIMUM, WHOLE DOLLARS ONLY)
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
AIM VARIABLE INSURANCE FUNDS                                         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Growth Division (316)       $______________   Mid-Cap Growth Division (342)                    $_____________
AIM V.I. Premier Equity Division (317)             $______________
                                                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
THE ALGER AMERICAN FUND                                              Oppenheimer Global Securities Division (365)     $_____________
Alger American Leveraged AllCap Division (368)     $______________   Oppenheimer Multiple Strategies Division (364)   $_____________
Alger American MidCap Growth Division (367)        $______________
                                                                     PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                           PIMCO Real Return Division (344)                 $_____________
VP Value Division (318)                            $______________   PIMCO Short-Term Division (343)                  $_____________
                                                                     PIMCO Total Return Division (345)                $_____________
CREDIT SUISSE TRUST                                $______________
Small Cap Growth Division (356)                    $______________   PUTNAM VARIABLE TRUST
                                                                     Putnam VT Diversified Income Division (346)      $_____________
DREYFUS INVESTMENT PORTFOLIOS                                        Putnam VT Growth and Income Division (347)       $_____________
MidCap Stock Division (329)                        $______________   Putnam VT Int'l Growth and Income Division (348) $_____________

DREYFUS VARIABLE INVESTMENT FUND                                     SUNAMERICA SERIES TRUST
Quality Bond Division (327)                        $______________   SunAmerica Balanced Division (360)               $_____________
Developing Leaders Division (328)                  $______________   Aggressive Growth Division (361)                 $_____________

FIDELITY VARIABLE INSURANCE PRODUCTS FUND                            THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
VIP Asset Manager Division (333)                   $______________   Equity Growth Division (351)                     $_____________
VIP Contrafund Division (332)                      $______________   High Yield Division (352)                        $_____________
VIP Equity-Income Division (330)                   $______________
VIP Growth Division (331)                          $______________   VALIC COMPANY I
VIP Mid Cap Division (362)                         $______________   International Equities Division (319)            $_____________
                                                                     Mid Cap Index Division (320)                     $_____________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 Nasdaq-100 Index Division (322)                  $_____________
Franklin Small Cap Value Securities Division (363) $______________   Science & Technology Division (325)              $_____________
Franklin U.S. Government Division (357)            $______________   Small Cap Index Division (324)                   $_____________
Mutual Shares Securities Division (358)            $______________   Stock Index Division (323)                       $_____________
Templeton Foreign Securities Division (359)        $______________
                                                                     VANGUARD VARIABLE INSURANCE FUND
JANUS ASPEN SERIES                                                   High Yield Bond Division (353)                   $_____________
Aggressive Growth Division (336)                   $______________   REIT Index Division (354)                        $_____________
International Growth Division (334)                $______________
Worldwide Growth Division (335)                    $______________   VAN KAMPEN LIFE INVESTMENT TRUST
                                                                     Growth & Income Division (355)                   $_____________
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value Division (366)              $______________   OTHER:__________________________________         $_____________
JPMorgan Small Company Division (337)              $______________

MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (340)           $______________
MFS Emerging Growth Division (338)                 $______________
MFS New Discovery Division (341)                   $______________
MFS Research Division (339)                        $______________

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AUTOMATIC REBALANCING
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AUTOMATIC         ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on
REBALANCING       the premium percentages designated on Page 1 of this form. If the USL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                  CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:        [ ] Quarterly      [ ] Semiannually    [ ] Annually
                  -----------------------------------------------------  -----------------  ------------------  --------------------

                  NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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MODIFIED ENDOWMENT CONTRACT
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CONTRACT          If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1)
                  withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.

                                                                                                                     [ ] YES [ ] NO
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AGLC 100175-33                                                                                                          Page 2 of 3
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SUITABILITY
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
ALL QUESTIONS MUST
BE ANSWERED.             1.   Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance policy prospectus and the prospectuses describing the
                              investment options?                                                                    [ ] yes  [ ] no
                              (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                                  Variable Universal Life Insurance Policy Prospectus:       _______________
                                  Supplements (if any):                                      _______________

                         2.   Do you understand and acknowledge:

                              a.  THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED
                                  ACCOUNTS WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT
                                  PROSPECTUSES FOR THE POLICY AND THE UNDERLYING ACCOUNTS?                           [ ] yes  [ ] no

                              b.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF
                                  THE SEGREGATED ACCOUNTS MAY VARY: AND                                              [ ] yes  [ ] no

                                  (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE
                                      COMPANY, THE U.S. GOVERNMENT OR ANY STATE GOVERNMENT?                          [ ] yes  [ ] no

                                  (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE
                                      BOARD OR ANY OTHER AGENCY, FEDERAL OR STATE?                                   [ ] yes  [ ] no

                              c.  THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS
                                  PLACED IN THE AGL DECLARED FIXED INTEREST ACCOUNT?                                 [ ] yes  [ ] no

                              d.  THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND
                                  TO ALLOW FOR THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                [ ] yes  [ ] no

                              e.  THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR
                                  DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?          [ ] yes  [ ] no

                              f.  THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                                  EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT
                                  ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?                                      [ ] yes  [ ] no

                         3.   Do you believe the Policy you selected meets your insurance and investment
                              objectives and your anticipated financial needs?                                       [ ] yes  [ ] no

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YOUR SIGNATURE
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SIGNATURES               Signed at (city, state)
                         -----------------------------------------------------------------------------------------------------------


                         Print name of Broker/Dealer
                         -----------------------------------------------------------------------------------------------------------


                         X Registered representative                             State license #                   Date
                         -----------------------------------------------------   --------------------------------  -----------------


                         X Primary proposed insured                                                                Date
                         ----------------------------------------------------------------------------------------  -----------------


                         X Owner                                                                                   Date
                         ----------------------------------------------------------------------------------------  -----------------
                         (If different from Proposed Insured)


                         X Joint Owner                                                                             Date
                         ----------------------------------------------------------------------------------------  -----------------
                         (If applicable)

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AGLC 100175-33                                                                                                           Page 3 of 3
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